Exhibit 10.7(a)

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First Amendment to Collaboration and Option Agreement

This First Amendment to Collaboration and Option Agreement (this  “First Amendment”) is effective as of November 20, 2019 (the “First Amendment Effective Date”) by and between ImmunoGen, Inc.,  a Massachusetts corporation with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451 (“ImmunoGen”) and Jazz Pharmaceuticals Ireland Limited,  a corporation organized under the laws of Ireland with its principal place of business at Waterloo Exchange, Waterloo Road, Dublin 4, Ireland (“Jazz”), and amends that certain Collaboration and Option Agreement between ImmunoGen and Jazz dated August 28, 2017 (the “Agreement”).  ImmunoGen and Jazz may each be referred to individually as a “Party” and collectively as the “Parties”.  Capitalized terms not expressly defined herein shall have the meaning set forth in the Agreement.

Recitals

Whereas, pursuant to the Agreement, the Parties have been collaborating in the research and development of Collaboration Products, and Jazz has an option to take an exclusive, worldwide license to develop and commercialize Collaboration Products;  and

Whereas, the Parties now wish to amend the Agreement in accordance with Section 13.4 thereof to (a) reflect ImmunoGen’s termination of IMGN779 development for efficacy reasons and the research programs and Jazz’s subsequent exercise of the Jazz Opt-Outs as a result thereof with respect to IMGN779 and the New Product pursuant to Section 6.2.4 of the Agreement,  (b) revise the governance structure of the collaboration to combine the responsibilities of the JSC and the JRDC into the JSC, and (c) revise certain financial terms relating to option exercise;

Now, Therefore, the Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the First Amendment Effective Date.

1.

Exercise of Jazz Opt-Outs.    The Parties acknowledge that Jazz exercised the Jazz Opt-Out with respect to IMGN779 by written notice delivered to ImmunoGen on October 8, 2019. The Parties hereby agree that Jazz shall be deemed to have exercised the Jazz Opt-Out with respect to the New Product, effective as of November 1, 2019.

As a result of these Jazz Opt-Outs, the Jazz Development Funding Obligations under Section 6.2.1 for the remainder of the Funding Term have been reduced by [***] of the applicable Jazz Development Funding Cap set forth in Section 6.2.1(a).  For clarity, the Revised Jazz Development Funding Cap for the remainder of 2019 is [***] and the Revised Jazz Development Funding Caps for the Fourth through Eighth Calendar Years are as follows:

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Calendar Year (or portion thereof) within the Funding Term	Revised Jazz Development Funding Cap
Fourth Calendar Year (2020)	[***]
Fifth Calendar Year (2021)	[***]
Sixth Calendar Year (2022)	[***]
Seventh Calendar Year (2023)	[***]
Eighth partial Calendar Year (that portion of 2024 up to the seventh anniversary of the Effective Date).	[***]

Under no circumstances shall the total of all Revised Jazz Development Funding Caps for the Fourth through Eighth Calendar Years exceed [***].

For the avoidance of doubt, if Jazz [***] of a Collaboration Product containing IMGN632 [***] pursuant to Section 5.2 or 5.3, or if Jazz exercises a Jazz Option or a Jazz Opt-Out with respect to such Collaboration Product, then (a) Jazz shall [***], (b) the Revised Jazz Development Funding Cap shall thereafter be [***], and (c) [***].

2.	Amendment of Section 2.3.6. Section 2.3.6 of the Agreement is hereby amended and restated to read in its entirety, as follows:

“2.3.6Discontinuation of the JRDC.   As of the First Amendment Effective Date, (a) the JRDC shall be discontinued,  (b) all responsibilities designated to the JRDC under this Agreement (including without limitation those set forth in Sections 2.3.1 and 2.3.5) shall instead be responsibilities of the JSC,  and (c) all references to the “JRDC” in this Agreement (except for Section 2.3) shall be deemed, with respect to events happening on or after the First Amendment Effective Date, to be references to the “JSC” except that the JSC shall continue, pursuant to Section 2.2.5(c), to serve as a forum for resolution of any disputes referred to it by the JRDC prior to the First Amendment Effective Date.”

3.	Amendment to Schedule A. Schedule A of the Agreement is hereby amended and restated in its entirety, as set forth in Schedule A herein.
4.	Effect of Amendment. Except as amended herein, all other provisions of the Agreement shall remain unchanged and in full force and effect.
5.

Counterparts.  This First Amendment may be executed in counterparts, each such counterpart will be deemed an original agreement, but all such counterparts together will constitute one and the same instrument.

In Witness Whereof, the Parties have caused this First Amendment to be executed and effective as of the First Amendment Effective Date.

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/s/ Blaine H. McKee Blaine H. McKee EVP and Chief Business Officer	/s/ Aoife Campbell Aoife Campbell Director
ImmunoGen, Inc. By: /s/ Blaine H. McKee Name: Blaine H. McKee Title: EVP and Chief Business Officer	Jazz Pharmaceuticals Ireland Limited By: /s/ Aoife Campbell Name: Aoife Campbell Title: Director

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Schedule A

Financial Terms

Jazz Option Exercise Fee

Collaboration Product	Early-Stage Option Payment ($M)	Late-Stage Option Payment ($M)
IMGN632 [***]	[***]	[***] [1]
IMGN632 [***]	[***]	[***] [2]

1Jazz shall pay ImmunoGen (a) [***] at the time that Jazz exercises the Late Stage Option for IMGN632 triggered by [***] and (b) an additional [***] within [***] days after the earlier of (i) ImmunoGen’s notice to Jazz that it is not exercising the ImmunoGen Opt-In Right and (ii) expiration of the ImmunoGen Opt-in Right without exercise.

2Jazz shall pay ImmunoGen (a) [***] at the time Jazz exercises the Late Stage Option for IMGN632 [***] and (b) an additional [***] within [***] days after the earlier of (i) ImmunoGen’s notice to Jazz that it is not exercising the ImmunoGen Opt-In Right and (ii) expiration of the ImmunoGen Opt-In Right without exercise.

4

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